Exhibit 10.19

EXECUTION COPY

CONSENT AND AMENDMENT

February 28, 2018

Reference is hereby made to (i) the Agreement of Limited Partnership of VX3 (DE) LP, dated as of October 27, 2017, by and among VX 3 Inc., a corporation incorporated under the laws of Ontario as the general partner (the “General Partner”), the parties set out in Schedule A thereto (the “Limited Partners”), and any other Persons who shall in the future execute and deliver the Partnership Agreement as additional Partners pursuant to the provisions thereof (the “Partnership Agreement”); and (ii) the Services Agreement, dated as of November 6, 2017, by and between Vaccinex, Inc., a corporation incorporated under the laws of Delaware (“Vaccinex”), and VX3 (DE) LP, a limited partnership organized under the laws of Delaware (the “Partnership”) (the “Services Agreement”).

Following the Limited Partner Initial Capital Contribution, the General Partner and FCMI Parent Co., a Limited Partner (“FCMI”), agreed that, on or about the date hereof, FCMI would make a Capital Contribution to the Partnership in the amount of US$8,000,000 in exchange for Limited Partner Units at the Limited Partner Purchase Price (the “February 2018 Capital Contribution”).

For purposes of Section 5.2(b) of the Partnership Agreement, the General Partner and FCMI hereby authorize and approve the February 2018 Capital Contribution. Additionally, each of the undersigned parties hereby agree and acknowledge that Schedule A to the Partnership Agreement shall be amended and restated in its entirety in the form attached hereto as Annex A to reflect the February 2018 Capital Contribution (the “Amended Schedule”). Finally, each of the undersigned parties hereby acknowledge and agree that Schedule C to the Services Agreement shall be amended to provide that US$8,000,000 be applied to the costs and expenses of Vaccinex in connection with the performance of the Services (as defined in the Services Agreement) from and after the date hereof.

All capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have duly executed this Consent and Amendment, or have caused this Consent and Amendment to be duly executed on their behalf, as of the day and year first hereinabove set forth.

GENERAL PARTNER:

VX3 INC.

By:	/s/ Richard Sutin
Name:	Richard Sutin
Title:	President

LIMITED PARTNER:

FCMI PARENT CO.

By:	/s/ Dan Scheiner
Name:	Dan Scheiner
Title:	Vice President

VACCINEX, INC.

By:	/s/ Maurice Zauderer
Name:	Maurice Zauderer, Ph.D.
Title:	CEO

VX3 (DE) LP

By: VX 3 Inc., its General Partner

By:	/s/ Richard Sutin
Name:	Richard Sutin
Title:	President

[Signature Page to Consent and Amendment]